Exhbiti 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER
	2010			2009		Percent
			Percent		Percent	Increase
	Amount		to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 15,631		100.0	$ 15,026	100.0	4.0
Cost of products sold	4,528		29.0	4,251	28.3	6.5
Selling, marketing and administrative expenses	4,779		30.5	4,608	30.7	3.7
Research expense	1,557		10.0	1,518	10.1	2.6
Interest (income)expense, net	81		0.5	81	0.5
Other (income)expense, net	(1,594)		(10.2)	(75)	(0.5)
Earnings before provision for taxes on income	6,280		40.2	4,643	30.9	35.3
Provision for taxes on income	1,754		11.2	1,136	7.6	54.4
Net earnings	$ 4,526		29.0	$ 3,507	23.3	29.1

Net earnings per share (Diluted)	$ 1.62			$ 1.26		28.6

Average shares outstanding (Diluted)	2,797.3			2,789.8

Effective tax rate	27.9%			24.5%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 4,783	(1)	30.6	$ 4,643	30.9	3.0
Net earnings	$ 3,616	(1)	23.1	$ 3,507	23.3	3.1
Net earnings per share (Diluted)	$ 1.29	(1)		$ 1.26		2.4
Effective tax rate	24.4%			24.5%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of income from net litigation of $1,497 million, $910 million and $0.33 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development, strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2010	2009	Total		Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,560	1,726	(9.6	) %	(9.6)	-
International	2,206	1,985	11.1		1.4	9.7
	3,766	3,711	1.5		(3.7)	5.2

Pharmaceutical
U.S.	3,206	3,674	(12.7)		(12.7)	-
International	2,432	2,106	15.5		6.6	8.9
	5,638	5,780	(2.5)		(5.7)	3.2

Med Devices & Diagnostics
U.S.	2,886	2,652	8.8		8.8	-
International	3,341	2,883	15.9		7.5	8.4
	6,227	5,535	12.5		8.1	4.4

U.S.	7,652	8,052	(5.0)		(5.0)	-
International	7,979	6,974	14.4		5.5	8.9
Worldwide	$15,631	15,026	4.0%		(0.1)	4.1

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2010	2009	Total		Operations	Currency
Sales to customers by
geographic area

U.S.	$7,652	8,052	(5.0	) %	(5.0)	-

Europe	4,102	3,671	11.7		4.6	7.1
Western Hemisphere excluding U.S.	1,280	1,062	20.5		3.5	17.0
Asia-Pacific, Africa	2,597	2,241	15.9		7.8	8.1
International	7,979	6,974	14.4		5.5	8.9

Worldwide	$15,631	15,026	4.0%		(0.1)	4.1

	REPORTED SALES vs. PRIOR PERIOD
	$MM

	FIRST QUARTER
			% Change
	2010	2009	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	452	423	6.9%	6.9%	-
Intl	468	419	11.7%	2.4%	9.3%
WW	920	842	9.3%	4.6%	4.7%

BABY CARE
US	103	102	1.0%	1.0%	-
Intl	426	387	10.1%	1.2%	8.9%
WW	529	489	8.2%	1.2%	7.0%

ORAL CARE
US	174	188	(7.4%)	(7.4%)	-
Intl	207	177	16.9%	5.1%	11.8%
WW	381	365	4.4%	(1.3%)	5.7%

OTC/NUTRITIONALS
US	542	726	(25.3%)	(25.3%)	-
Intl	665	622	6.9%	(2.7%)	9.6%
WW	1,207	1,348	(10.5%)	(15.0%)	4.5%

WOMEN'S HEALTH
US	146	149	(2.0%)	(2.0%)	-
Intl	323	274	17.9%	7.8%	10.1%
WW	469	423	10.9%	4.4%	6.5%

WOUND CARE/OTHER
US	143	138	3.6%	3.6%	-
Intl	117	106	10.4%	-	10.4%
WW	260	244	6.6%	2.1%	4.5%

TOTAL CONSUMER
US	1,560	1,726	(9.6%)	(9.6%)	-
Intl	2,206	1,985	11.1%	1.4%	9.7%
WW	3,766	3,711	1.5%	(3.7%)	5.2%

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

FIRST QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (5)

ACIPHEX/PARIET
US	119	138	(13.8%)	(13.8%)	-
Intl	141	125	12.8%	3.1%	9.7%
WW	260	263	(1.1%)	(5.7%)	4.6%

CONCERTA
US	231	269	(14.1%)	(14.1%)	-
Intl	98	75	30.7%	17.3%	13.4%
WW	329	344	(4.4%)	(7.3%)	2.9%

DURAGESIC/FENTANYL TRANSDERMAL
US	38	75	(49.3%)	(49.3%)	-
Intl	146	156	(6.4%)	(13.4%)	7.0%
WW	184	231	(20.3%)	(25.1%)	4.8%

LEVAQUIN/FLOXIN
US	363	408	(11.0%)	(11.0%)	-
Intl	8	17	(52.9%)	(56.3%)	3.4%
WW	371	425	(12.7%)	(12.8%)	0.1%

PREZISTA
US	89	72	23.6%	23.6%	-
Intl	98	50	96.0%	80.3%	15.7%
WW	187	122	53.3%	46.8%	6.5%

PROCRIT/EPREX
US	290	321	(9.7%)	(9.7%)	-
Intl	233	229	1.7%	(6.2%)	7.9%
WW	523	550	(4.9%)	(8.2%)	3.3%

REMICADE
US	780	737	5.8%	5.8%	-
US Exports (3)	400	286	39.9%	39.9%	-
Intl	6	5	20.0%	19.9%	0.1%
WW	1,186	1,028	15.4%	15.4%	-

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

FIRST QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT  (2) (5) (Continued)

RISPERDAL/RISPERIDONE
US	5	118	(95.8%)	(95.8%)	-
Intl	133	157	(15.3%)	(20.1%)	4.8%
WW	138	275	(49.8%)	(52.5%)	2.7%

RISPERDAL CONSTA
US	117	126	(7.1%)	(7.1%)	-
Intl	262	199	31.7%	21.4%	10.3%
WW	379	325	16.6%	10.3%	6.3%

TOPAMAX
US	57	495	(88.5%)	(88.5%)	-
Intl	91	107	(15.0%)	(21.6%)	6.6%
WW	148	602	(75.4%)	(76.6%)	1.2%

VELCADE
US	-	-	-	-	-
Intl	261	192	35.9%	26.3%	9.6%
WW	261	192	35.9%	26.3%	9.6%

OTHER
US	717	629	14.0%	14.0%	-
Intl	955	794	20.3%	11.1%	9.2%
WW	1,672	1,423	17.5%	12.4%	5.1%

TOTAL PHARMACEUTICAL
US	3,206	3,674	(12.7%)	(12.7%)	-
Intl	2,432	2,106	15.5%	6.6%	8.9%
WW	5,638	5,780	(2.5%)	(5.7%)	3.2%

MAJOR NEW PHARMACEUTICAL PRODUCTS (4)

INVEGA
US	69	66	4.5%	4.5%	-
Intl	39	25	56.0%	43.2%	12.8%
WW	108	91	18.7%	15.1%	3.6%

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

FIRST QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2)

CORDIS (6)
US	251	246	2.0%	2.0%	-
Intl	421	422	(0.2%)	(6.3%)	6.1%
WW	672	668	0.6%	(3.3%)	3.9%

DEPUY
US	814	766	6.3%	6.3%	-
Intl	640	526	21.7%	11.2%	10.5%
WW	1,454	1,292	12.5%	8.2%	4.3%

DIABETES CARE
US	290	270	7.4%	7.4%	-
Intl	307	271	13.3%	5.4%	7.9%
WW	597	541	10.4%	6.4%	4.0%

ETHICON
US	510	405	25.9%	25.9%	-
Intl	637	548	16.2%	7.6%	8.6%
WW	1,147	953	20.4%	15.5%	4.9%

ETHICON ENDO-SURGERY
US	483	454	6.4%	6.4%	-
Intl	685	561	22.1%	12.9%	9.2%
WW	1,168	1,015	15.1%	10.0%	5.1%

ORTHO-CLINICAL DIAGNOSTICS
US	288	277	4.0%	4.0%	-
Intl	237	190	24.7%	16.1%	8.6%
WW	525	467	12.4%	8.9%	3.5%

VISION CARE
US	249	234	6.4%	6.4%	-
Intl	415	365	13.7%	6.9%	6.8%
WW	664	599	10.9%	6.8%	4.1%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,886	2,652	8.8%	8.8%	-
Intl	3,341	2,883	15.9%	7.5%	8.4%
WW	6,227	5,535	12.5%	8.1%	4.4%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported in U.S. sales
(4) Included in Other (5) Prior year conforms to current presentation
(6) Includes sales of Drug-Eluting Stents for Q1 2010 of $60, $131 and $191MM Domestic, International and Worldwide, respectively
Includes sales of Drug-Eluting Stents for Q1 2009 of $67, $184 and $251MM Domestic, International and Worldwide, respectively